Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of API Nanotronics Corp., formerly known as Rubincon Ventures Inc. (the “Company”) on Form 10-QSB for the period ending February 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip DeZwirek, Chief Executive Officer, Chairman and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Phillip DeZwirek
Phillip DeZwirek Chief Executive Officer, Chairman and Treasurer April 16, 2007

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.